Exhibit 10.5

PROMISSORY NOTE

$2,000,000 USD	Las Vegas, Nevada July 10, 2020

FOR VALUE RECEIVED, LIVE VENTURES INCORPORATED, a Nevada corporation (the “Borrower”), hereby unconditionally promises to pay to the order of SPRIGGS INVESTMENTS, LLC, a Missouri limited liability company (the “Noteholder”) the principal amount of $2,000,000 USD (the “Loan”), together with all accrued interest thereon, as provided in this Promissory Note (this “Note”).

1.Payment Dates.

(a)Payment Date. Interest on the outstanding Loan shall be payable at the Interest Rate (as defined below) and shall be payable in arrears on the last day of each month commencing July 31, 2020 and on the Maturity Date (as defined below).  The aggregate unpaid principal amount of the Loan, all accrued and unpaid interest, and all other amounts payable under this Note shall be due and payable on July 10, 2022 (the “Maturity Date”).

(b)Prepayment. The Borrower may prepay the Loan in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.  Notwithstanding the foregoing, if the Borrower prepays the Loan in whole or in part on or prior to December 10, 2020 (the “Six Month Date”), then Borrower shall pay the Noteholder, in addition to all other amounts owing hereunder, a prepayment penalty in an amount equal to $100,000 USD less the amount of any interest paid or to be paid by the Borrower (other than interest paid at the Default Rate due to a default of Borrower’s obligations hereunder) up to the date of prepayment.

2.Interest.

(a)Interest Rate. Except as provided in Section 2(b), principal amounts outstanding under this Note shall bear interest at a rate per annum (the “Interest Rate”) equal to 10.0%.

(b)Default Interest. If any amount payable hereunder is not paid when due (without regard to any applicable grace period), whether at stated maturity, by acceleration, or otherwise, such overdue amount shall bear interest at the Interest Rate plus 4.0%) (the “Default Rate”).

(c)Computation of Interest. All computations of interest hereunder shall be made on the basis of a year of 365/366 days, as the case may be, and the actual number of days elapsed. Interest shall begin to accrue on the Loan on the date of this Note. On any portion of the Loan that is repaid, interest shall not accrue on the date on which such payment is made.

(a)Interest Rate Limitation. If at any time the interest rate payable on the Loan shall exceed the maximum rate of interest permitted to be charged by the Noteholder to the Borrower under applicable law, such interest rate shall be reduced automatically to the maximum rate permitted.

3.Use of Proceeds.

(a)Permitted Use. The Borrower shall use the Loan proceeds for the sole purpose of consummating the acquisition (the “Acquisition”) of Precision Industries, Inc., a Pennsylvania

corporation (the “Company”), as contemplated by a merger agreement to be entered into by and among President Merger Sub Inc., a Pennsylvania corporation, Live Ventures Incorporated, Precision Industries, Inc., a Pennsylvania corporation, and D. Jackson Milhollan, in his capacity as the shareholders’ representative (the “Acquisition Agreement”). The Loan proceeds shall not be used for any other purpose unless Noteholder has first consented in writing to such additional uses and then only to the extent of such permitted use that is expressly provided for within such written consent.

(b)Early Repayment. In the event that the Closing of the Acquisition does not occur on or by 11:59 p.m., Las Vegas time, July 17, 2020 (the “Target Closing Date”) or such date on or after July 17, 2020 as the Borrower and the Noteholder may mutually agree in writing, then Borrower shall repay, in full without demand, the Loan, together with all accrued interest thereon through the date of repayment, to Noteholder in immediately available funds. For the purposes of this Section 3(b), the “Closing of the Acquisition” means (i) the Acquisition Agreement has been signed by President Merger Sub Inc., a Pennsylvania corporation, Live Ventures Incorporated, Precision Industries, Inc., a Pennsylvania corporation, and D. Jackson Milhollan, in his capacity as the shareholders’ representative; and (ii) all closing conditions and closing deliveries under the Acquisition Agreement to occur or be performed by or at the closing of the Acquisition shall have occurred or been performed in accordance with the terms of the Acquisition Agreement, except solely with respect to those conditions and deliveries that are waived in writing by the party entitled to waive the same under the Acquisition Agreement.

4.Payment Mechanics.

(a)Manner of Payment. All payments of principal and interest shall be made in US dollars no later than 12:00 p.m., Las Vegas time, on the date on which such payment is due. Such payments shall be made by cashier’s check, certified check, or wire transfer (as designated by Noteholder) of immediately available funds to the Noteholder’s account at a bank specified by the Noteholder in writing to the Borrower from time to time.

(b)Application of Payments. All payments shall be applied, first, to fees or charges outstanding under this Note, second, to accrued interest, and, third, to principal outstanding under this Note.

(c)Business Day. Whenever any payment hereunder is due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and interest shall be calculated to include such extension. “Business Day” means a day other than Saturday, Sunday, or other day on which commercial banks in Las Vegas, Nevada, USA are authorized or required by law to close.

5.Representations and Warranties. The Borrower represents and warrants to the Noteholder as follows:

(a)Existence. The Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Nevada. The Borrower has the requisite corporate power and authority to own, lease, and operate its property, and to carry on its business.

(b)Power and Authority. The Borrower has the requisite power and authority to execute, deliver, and perform its obligations under this Note.

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(c)Authorization; Execution and Delivery. The execution and delivery of this Note by the Borrower and the performance of its obligations hereunder have been duly authorized by all necessary corporate action in accordance with applicable law. The Borrower has duly executed and delivered this Note.

(d)No Approvals. No consent or authorization of, filing with, notice to, or other act by, or in respect of, any government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (each, a “Governmental Authority”) or any other person, is required in order for the Borrower to execute, deliver, or perform any of its obligations under this Note.

(e)No Violations. The execution and delivery of this Note and the consummation by the Borrower of the transactions contemplated hereby do not and will not (a) violate any provision of the Borrower’s organizational documents; (b) violate any law applicable to the Borrower by which any of its properties or assets may be bound; or (c) constitute a default under any material agreement or contract by which the Borrower may be bound.

(f)Enforceability. This Note is a valid, legal, and binding obligation of the Borrower, enforceable against the Bower in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject as to enforceability, to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

6.Events of Default. The occurrence and continuance of any of the following shall constitute an “Event of Default” hereunder:

(a)Failure to Pay. The Borrower fails to pay (i) any principal amount of the Loan when due; (ii) any interest on the Loan within 5 Business Days after the date such amount is due; or (iii) any other amount due hereunder within 10 Business Days after such amount is due.

(b)Breach of Representations and Warranties. Any representation or warranty made by the Borrower to the Noteholder herein contains an untrue or misleading statement of a material fact as of the date made or deemed made; provided, however, no Event of Default shall be deemed to have occurred pursuant to this Section 6(b) if, within 30 days of the date on which the Borrower receives notice (from any source) of such untrue or misleading statement, Borrower shall have addressed the adverse effects of such untrue or misleading statement to the reasonable satisfaction of the Noteholder.

(c)Bankruptcy; Insolvency.

(i)The Borrower institutes a voluntary case seeking relief under any law relating to bankruptcy, insolvency, reorganization, or other relief for debtors.

(ii)An involuntary case is commenced seeking the liquidation or reorganization of the Borrower under any law relating to bankruptcy or insolvency, and such case is not dismissed or vacated within 90 days of its filing.

(iii)The Borrower makes a general assignment for the benefit of its creditors.

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(iv)The Borrower is unable, or admits in writing its inability, to pay its debts as they become due.

(v)A case is commenced against the Borrower or its assets seeking attachment, execution, or similar process against all or a substantial part of its assets, and such case is not dismissed or vacated within 90 days of its filing.

(d)Breach of Covenants.  The Borrower fails to observe or perform any covenant, condition, or agreement in this Note, other than an obligation to make payments when due or provide notice to Notholder of a default under this Note, and such failure continues for 20 business days after written notice to the Borrower.

7.Notice of Event of Default. As soon as possible after it becomes aware that an Event of Default has occurred, and in any event within five Business Days, the Borrower shall notify the Noteholder in writing of the nature and extent of such Event of Default and the action, if any, it has taken or proposes to take with respect to such Event of Default. The Borrower, for itself and for any guarantors, endorsers, and/or any other person or persons now or hereafter liable hereon, hereby waives presentment, demand of payment, protest, notice of nonpayment, and any and all other notices and demands whatsoever in connection with the enforcement of this Note or the taking of any action to collect sums owing hereunder.

8.Remedies. Upon the occurrence and during the continuance of an Event of Default, the Noteholder may, at its option and in addition to any other remedy available to it by law or contract, by written notice to the Borrower declare the outstanding principal amount of the Loan, accrued and unpaid interest thereon, and all other amounts payable hereunder immediately due and payable; provided, however, if an Event of Default described in Sections 6(c)(i), (iii), or (iv) shall occur, the outstanding principal amount, accrued and unpaid interest, and all other amounts payable hereunder shall become immediately due and payable without notice, declaration, or other act on the part of the Noteholder.

9.Expenses. The Borrower shall reimburse the Noteholder on demand for all documented out-of-pocket costs, expenses, and fees, including the fees and expenses of counsel, incurred by the Noteholder in connection with the negotiation, documentation, and execution of this Note and the enforcement of the Noteholder’s rights hereunder.

10.Notices. All notices and other communications relating to this Note shall be in writing and shall be deemed given upon the first to occur of (x) deposit with an overnight courier service, properly addressed, and postage prepaid; (y) transmittal by facsimile or e-mail properly addressed (with written acknowledgment from the intended recipient such as “return receipt requested” function, return e-mail, or other written acknowledgment); or (z) actual receipt by an employee or agent of the other party. Notices hereunder shall be sent to the following addresses, or to such other address as such party shall specify in writing:

(a)If to the Borrower:

Live Ventures Incorporated

325 E. Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

Attention: Michael J. Stein, Senior Vice President and General Counsel

Facsimile: (702) 997-5968

E-mail: mstein@liveventures.com

(b)If to the Noteholder:

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Spriggs Investments, LLC

[***]

[***]

Attention: Rodney Spriggs, Manager

E-mail: [***]

With a copy (which shall not serve as notice) to:

Conroy Baran

1316 Saint Louis Avenue, 2nd Floor

Kansas City, Missouri 64101

Attention: Kyle Conroy, Member

E-Mail: kconroy@conroybaran.com

11.Governing Law. This Note and any claim, controversy, dispute, or cause of action (whether in contract, tort, or otherwise) based on, arising out of, or relating to this Note and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Missouri.

12.Disputes.

(a)Submission to Jurisdiction.

(i)The Borrower irrevocably and unconditionally (A) agrees that any action, suit, or proceeding arising from or relating to this Note may be brought in the United States District Court for the Western District of Missouri, and (B) submits to the exclusive jurisdiction of such courts in any such action, suit, or proceeding. Final judgment against the Borrower in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(ii)Nothing in this Section 12(a) shall affect the right of the Noteholder to bring any action, suit, or proceeding relating to this Note against the Borrower or its properties in the courts of any other jurisdiction.

(iii)Nothing in this Section 12(a) shall affect the right of the Noteholder to serve process upon the Borrower in any manner authorized by the laws of any such jurisdiction.

(b)Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by law, (i) any objection that it may now or hereafter have to the laying of venue in any action, suit, or proceeding relating to this Note in any court referred to in Section 12(a), and (ii) the defense of inconvenient forum to the maintenance of such action, suit, or proceeding in any such court.

(c)Waiver of Jury Trial. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.

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13.Successors and Assigns. This Note may be assigned or transferred by the Noteholder to any individual, corporation, company, limited liability company, trust, joint venture, association, partnership, unincorporated organization, governmental authority, or other entity.

14.Integration. This Note constitutes the entire contract between the Borrower and the Noteholder with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto.

15.Amendments and Waivers. No term of this Note may be waived, modified, or amended, except by an instrument in writing signed by the Borrower and the Noteholder. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

16.No Waiver; Cumulative Remedies. No failure by the Noteholder to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The rights, remedies, and powers herein provided are cumulative and not exclusive of any other rights, remedies, or powers provided by law.

17.Severability. If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or render such term or provision invalid or unenforceable in any other jurisdiction.

18.Counterparts. This Note and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Note by facsimile or in electronic (“pdf”) format shall be as effective as delivery of a manually executed counterpart of this Note.

19.

ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE NOTE. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in this Note shall be deemed to include electronic and digital signatures and the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures and paper-based recordkeeping systems, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. § 7001 et seq.) and any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the Borrower has executed this Note as of July 10, 2020.

LIVE VENTURES INCORPORATED By:__/s/ Virland A. Johnson_________________ Name: Virland A. Johnson Title: Chief Financial Officer
ACKNOWLEDGED AND ACCEPTED BY NOTEHOLDER: SPRIGGS INVESTMENTS, LLC By: __/s/ Rodney Spriggs_____________________ Rodney Spriggs, Manager

Signature Page to Promissory Note

GUARANTY

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Jon Isaac, a resident of the State of Nevada (“Guarantor”), and the President and Chief Executive Officer of Live Ventures Incorporated, a Nevada corporation (“Live Ventures”), does hereby unconditionally execute this guarantee (“Guaranty”) for the benefit of Spriggs Investments, LLC, a Missouri limited liability company (“Spriggs”), on this 10th day of July, 2020.

1.Guaranty. In order to induce Spriggs to enter into that certain Promissory Note dated July 10, 2020 in the original aggregate principal amount of $2,000,000 USD (the “Note”) by and among Live Ventures and Spriggs, Guarantor hereby irrevocably, unconditionally, and absolutely, guarantees to Spriggs the full and prompt payment, observance, performance, and discharge, when due, of (a) all obligations of Live Ventures owing to Spriggs under the Note, including without limitation the payment of all amounts presently due or arising under the Note; and (b) in addition thereto all costs, expenses, and fees, including but not limited to, court costs and attorney’s fees at any time paid or incurred by Spriggs in endeavoring to enforce this Guaranty or in connection with the preparation, negotiation, collection, or enforcement of or on the Note (the obligations described within subsections (a) and (b) of this Section 1 being, the “Obligations”). Capitalized terms used but not otherwise defined here, shall have the meanings given to them in the Note.  Guarantor acknowledges that it shall receive substantial benefit from the consummation of the transactions contemplated by the Note, and that Spriggs would not consummate the same without the Guarantor’s delivery of this Guaranty. The waivers and obligations made by Guarantor within this Guaranty are knowingly made in contemplation of such benefits. Guarantor assumes all responsibility for being and keeping itself informed of Live Ventures’ present and future financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope, and extent of the risks which the Guarantor assumes and incurs hereunder, and the Guarantor agrees that Spriggs shall have not duty to advise Guarantor of information now or hereafter known to it regarding such circumstances or risks. Guarantor’s obligations hereunder shall not be relieved in the event that Spriggs releases any one or more persons liable for the Obligations, including any other guarantor.

2.Resort to Guaranty. This is a guaranty of both payment and performance and will be a continuing guaranty that runs for the benefit of Spriggs and its successors and assigns and may be fully enforced against Guarantor directly. Upon any default by Live Ventures with respect to any of the Obligations, the liability of the Guarantor hereunder shall be deemed to have become immediately due and payable, without demand, presentment, protest or notice of any kind, all of which are hereby waived, and without any suit or action against Live Ventures or the Guarantor and without further steps to be taken or further conditions to be performed by Spriggs including without limitation, (a) any requirement to institute suit against or exhaust Spriggs’ remedies with respect to Live Ventures or Guarantor; or (b) any requirement to first require performance by Live Ventures. Failure of Spriggs to make any demand or otherwise to proceed against the Guarantor in respect to any default by Live Ventures or the Guarantor, or any delay by Spriggs in doing so, shall not constitute a waiver of Spriggs’ right to proceed in respect to any or all other defaults by Live Ventures or the Guarantor.

3.Consents. Guarantor hereby consents and agrees that Spriggs may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration, take any action of any type whatsoever permitted under, but subject to the terms of, this Guaranty and may also make any agreement with Live Ventures for the extension, renewal, payment, compromise, discharge, or release of the Obligations, in whole or part, and may make any modification of the terms of the Note or any agreement between Spriggs and Live Ventures, and no such action that Spriggs takes in connection with this Guaranty, the Note, or any such other agreement, will limit, modify, impair or release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Spriggs. Spriggs shall not be obligated to file any claim relating to the Obligations in the event that Live Ventures becomes subject to a bankruptcy, reorganization, or similar proceeding.

4.Payments. All payments made by Guarantor hereunder shall be made in U.S. dollars in immediately available funds, mailed or delivered to Spriggs at the address designed in writing by Spriggs in writing or, at Sprigg’s election, by wire transfer to a bank account designated in writing by Spriggs.

5.Waivers of Certain Defenses. Guarantor irrevocably waives all rights, claims, counterclaims and other defenses that Live Ventures is or may be entitled to under or arising from or out of applicable law and agrees not to exercise any such rights that it may now have or hereafter acquire against Live Ventures that arise from the existence, payment, performance, or enforcement of the Obligations or in respect of this Guaranty including, without limitation, any right of subrogation, reimbursement, exoneration, or indemnification and any right to participate in any claim or remedy of Spriggs against Live Ventures, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Live Ventures, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Obligations shall have been satisfied in full. Nothing contained herein will be construed to require Spriggs to take any action referred to herein or to make an election of remedies. Guarantor hereby waives and agrees not to assert or take advantage of any defense based upon, and agrees that the Obligations hereunder shall not be released or discharged, in whole or part by: (a) any lack of authority, dissolution, death, or disability of Live Ventures, Guarantor or any other person or entity; (b) any failure of Live Ventures to give notice of the existence, creation or incurring of any new or additional obligation; (c) any failure on the part of Live Ventures to disclose to Guarantor any facts it may now or hereafter know regarding Spriggs or the Note; (d) any lack of acceptance or notice of acceptance of this Guaranty; (e) any lack of presentment, demand, protest, or notice of demand, dishonor or nonpayment with respect to any Obligations; (f) an assertion or claim that the automatic stay or injunctive relief provided by 11 U.S.C. §§362 or 105 (arising upon the voluntary or involuntary bankruptcy proceeding of Live Ventures), or any other stay or injunctive relief provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, that may be or become applicable, may operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Spriggs to enforce any of its rights, whether now or hereafter acquired, that Spriggs may have against Guarantor; (g) any modifications of the Note by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; (h) any action, occurrence, event or matter consented to by Guarantor hereunder in writing; (i) the failure or delay of Spriggs, subject to the termination or expiration of Live Ventures’ Obligations under the Note, to assert any claim or demand or to enforce any right or remedy against Live Ventures, including a failure to assert any such claim or demand within the applicable statute of limitations; (j) any change in the corporate existence, structure or ownership of Live Ventures, Guarantor, or any other person now or hereafter liable with respect to the Obligations; (k) the addition, substitution, or release of any person now or hereafter liable with respect to the Obligations, to or from this Guaranty, the Note, or any related agreement or document; or (l) any insolvency, bankruptcy, reorganization, or other similar proceeding affecting Live Ventures or any other person now or hereafter liable with respect to the Obligations.  Guarantor waives any right to require that an action be brought against Live Ventures or any other person.  Guarantor hereby expressly waives and releases notice of acceptance of this Guaranty and notice of any change in Live Ventures’s financial condition, and/or any right or claim of right to cause a marshaling of Live Ventures’s assets or to cause Spriggs to proceed against Live Ventures at any time or in any particular order.

6.Subordination. Guarantor agrees that any claims that Guarantor may have against Live Ventures shall at all times be fully subordinate as to lien, time, and right of payment and in all other respects to the Obligations to be paid to Spriggs hereunder. Guarantor will not assert or exercise any right

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of Guarantor against Live Ventures to recover any amount in default by Live Ventures to Guarantor, including making any claim against Live Ventures by way of subrogation, reimbursement, contribution, exoneration, indemnity, or otherwise, whether arising by contract, operation of law, or under common law, and Guarantor shall not have and hereby expressly waives any right of recourse to any claim against Live Ventures or any assets or property of Live Ventures until the Obligations have been satisfied in full.  It is the intention of the parties hereto that Guarantor shall not be deemed to be a “creditor” (as defined in Section 101 of Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors (the “Bankruptcy Code”) of Live Ventures by reason of the existence of this Guaranty. If Live Ventures becomes a debtor in any proceeding under the Bankruptcy Code or any other debtor relief law, then in connection therewith Guarantor hereby waives any such right as a “creditor” under the Bankruptcy Code. Guarantor agrees that any liens, security interests, judgment liens, charges, or other encumbrances upon Live Ventures’ assets securing payment of any obligation to Guarantor shall be and remain inferior and subordinate to any liens, security interests, charges, or other encumbrances, now existing or hereafter arising, upon Live Ventures’ assets in favor of Spriggs.

7.

Preference. Guarnator agrees that, to the extent that Live Ventures makes a payment or payments to Spriggs or Spriggs receives any proceeds of collateral, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Live Ventures, its estate, trustee, receiver, or any other party, including, without limitation, any guarantor, under any Bankruptcy Law, state or federal law, common law, judgment, decree, or order of any court or administrative body having jurisdiction over Spriggs or any of its property, or equitable cause, or any settlement or compromise of any such repayment claim effected by Spriggs with the claimant (including Live Ventures), then to the extent of such payment or repayment, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction, and the Guarantor shall remain liable to Spriggs for the amount so repaid to the same extent as if such amount had never originally been received by Spriggs, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the Obligations.

8.

Representations. Guarantor represents and warrants that (a) it has all necessary power and authority to enter into this Guaranty and to perform its obligations hereunder; (b) the person executing this Guaranty has the power and authority to execute this Guaranty and bind Guarantor hereto; (c) the execution and delivery of this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except and to the extent as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and will not result in any violation of, or be in conflict with, any provision of law, or any order, judgment, agreement or restriction to which it is a party or may be bound; and (d) Guarantor is not insolvent and has the financial capacity to pay and perform its obligations under this Guaranty.

9.

Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or (b) on the first business day following the date of dispatch if delivered utilizing a next-day service by a nationally recognized next-day courier, charges prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a)If to Guarantor, to:

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Jon Isaac c/o Live Ventures Incorporated 325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119

(b)If to Spriggs, to:

Spriggs Investments, LLC

[***]

[***]

Attention: Rodney Spriggs, Manager

E-mail: [***]

With a copy (which shall not serve as notice) to:

Conroy Baran

1316 Saint Louis Avenue, 2nd Floor

Kansas City, Missouri 64101

Attention: Kyle Conroy, Member

E-Mail: kconroy@conroybaran.com

10.

Governing Law; Venue. This Guaranty shall be governed by and construed in accordance with the laws of the State of Missouri (without reference to the conflicts of law provisions thereof). The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of any other provision hereof. Any legal action or proceeding arising out of or relating to this Guaranty or for recognition and enforcement of any judgment in respect hereof shall be brought and determined in the United States District Court for the Western District of Missouri, and each of Guarantor and Spriggs irrevocably submits to the exclusive jurisdiction of such courts with regard to any such action or proceeding and agrees not to commence any such action, suit or proceeding except in such courts.

11.	Amendments. This Guaranty may not be amended except by an instrument in writing signed by the parties hereto.
12.

Entirety. THIS GUARANTY EMBODIES THE FINAL AND ENTIRE AGREEMENT OF GUARANTOR AND SPRIGGS WITH RESPECT TO GUARANTOR'S GUARANTY OF THE OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF.

13.

Survival. This Guaranty may not be revoked or terminated and shall remain in full force and effect and binding on the Guarantor and its permitted assigns, until the complete, irrevocable, and indefeasible payment and satisfaction in full of the Obligations.

14.

Successors and Assigns. Guarantor may not assign its rights, interests, or obligations hereunder to any person without the prior written consent of Spriggs. Any attempted assignment in violation of this section shall be null and void. This Guaranty shall inure to the benefit of Spriggs and its successors and assigns.

15.	Waiver. No failure on the part of Spriggs to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise

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by Spriggs of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to Spriggs or allowed it by applicable law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Spriggs at any time or from time to time.

16.Counterparts. This Guaranty may be executed in counterparts, each of which shall be deemed an original, but all of which when taken together shall be deemed to be one and the same agreement. A signed copy of this Guaranty delivered by facsimile, e-mail, or other means of electronic transmission, shall be deemed to have the same legal effect as delivery of an original signed copy of this Guaranty.

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5

IN WITNESS WHEREOF, the parties hereto have executed this Guaranty effective as of the date first set forth above.

GUARANTOR:

__/s/ Jon Isaac_________________________

Jon Isaac

SPRIGGS:

SPRIGGS INVESTMENTS, LLC

By: ___/s/ Rodney Spriggs_______________

       Rodney Spriggs, Manager

Signature Page to Guaranty

GUARANTY

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Isaac Capital Group, LLC, a Delaware limited liability company (“Guarantor”) and shareholder of Live Ventures Incorporated, a Nevada corporation (“Live Ventures”), does hereby unconditionally execute this guarantee (“Guaranty”) for the benefit of Spriggs Investments, LLC, a Missouri limited liability company (“Spriggs”) on this July 10, 2020.

1.Guaranty. In order to induce Spriggs to enter into that certain Promissory Note dated July 10, 2020 in the original aggregate principal amount of $2,000,000 USD (the “Note”) by and among Live Ventures and Spriggs, Guarantor hereby irrevocably, unconditionally, and absolutely, guarantees to Spriggs the full and prompt payment, observance, performance, and discharge, when due, of (a) all obligations of Live Ventures owing to Spriggs under the Note, including without limitation the payment of all amounts presently due or arising under the Note; and (b) in addition thereto all costs, expenses, and fees, including but not limited to, court costs and attorney’s fees at any time paid or incurred by Spriggs in endeavoring to enforce this Guaranty or in connection with the preparation, negotiation, collection, or enforcement of or on the Note (the obligations described within subsections (a) and (b) of this Section 1 being, the “Obligations”). Capitalized terms used but not otherwise defined here, shall have the meanings given to them in the Note.  Guarantor acknowledges that it shall receive substantial benefit from the consummation of the transactions contemplated by the Note, and that Spriggs would not consummate the same without the Guarantor’s delivery of this Guaranty. The waivers and obligations made by Guarantor within this Guaranty are knowingly made in contemplation of such benefits. Guarantor assumes all responsibility for being and keeping itself informed of Live Ventures’ present and future financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope, and extent of the risks which the Guarantor assumes and incurs hereunder, and the Guarantor agrees that Spriggs shall have not duty to advise Guarantor of information now or hereafter known to it regarding such circumstances or risks. Guarantor’s obligations hereunder shall not be relieved in the event that Spriggs releases any one or more persons liable for the Obligations, including any other guarantor.

2.Resort to Guaranty. This is a guaranty of both payment and performance and will be a continuing guaranty that runs for the benefit of Spriggs and its successors and assigns and may be fully enforced against Guarantor directly. Upon any default by Live Ventures with respect to any of the Obligations, the liability of the Guarantor hereunder shall be deemed to have become immediately due and payable, without demand, presentment, protest or notice of any kind, all of which are hereby waived, and without any suit or action against Live Ventures or the Guarantor and without further steps to be taken or further conditions to be performed by Spriggs including without limitation, (a) any requirement to institute suit against or exhaust Spriggs’ remedies with respect to Live Ventures or Guarantor; or (b) any requirement to first require performance by Live Ventures. Failure of Spriggs to make any demand or otherwise to proceed against the Guarantor in respect to any default by Live Ventures or the Guarantor, or any delay by Spriggs in doing so, shall not constitute a waiver of Spriggs’ right to proceed in respect to any or all other defaults by Live Ventures or the Guarantor.

3.Consents. Guarantor hereby consents and agrees that Spriggs may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration, take any action of any type whatsoever permitted under, but subject to the terms of, this Guaranty and may also make any agreement with Live Ventures for the extension, renewal, payment, compromise, discharge, or release of the Obligations, in whole or part, and may make any modification of the terms of the Note or any agreement between Spriggs and Live Ventures, and no such action that Spriggs takes in connection with this Guaranty, the Note, or any such other agreement, will limit, modify, impair or release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Spriggs. Spriggs shall not be obligated to file any claim relating to the Obligations in the event that Live Ventures becomes subject to a bankruptcy, reorganization, or similar proceeding.

4.Payments. All payments made by Guarantor hereunder shall be made in U.S. dollars in immediately available funds, mailed or delivered to Spriggs at the address designed in writing by Spriggs in writing or, at Sprigg’s election, by wire transfer to a bank account designated in writing by Spriggs.

5.Waivers of Certain Defenses. Guarantor irrevocably waives all rights, claims, counterclaims and other defenses that Live Ventures is or may be entitled to under or arising from or out of applicable law and agrees not to exercise any such rights that it may now have or hereafter acquire against Live Ventures that arise from the existence, payment, performance, or enforcement of the Obligations or in respect of this Guaranty including, without limitation, any right of subrogation, reimbursement, exoneration, or indemnification and any right to participate in any claim or remedy of Spriggs against Live Ventures, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Live Ventures, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Obligations shall have been satisfied in full. Nothing contained herein will be construed to require Spriggs to take any action referred to herein or to make an election of remedies. Guarantor hereby waives and agrees not to assert or take advantage of any defense based upon, and agrees that the Obligations hereunder shall not be released or discharged, in whole or part by: (a) any lack of authority, dissolution, death, or disability of Live Ventures, Guarantor or any other person or entity; (b) any failure of Live Ventures to give notice of the existence, creation or incurring of any new or additional obligation; (c) any failure on the part of Live Ventures to disclose to Guarantor any facts it may now or hereafter know regarding Spriggs or the Note; (d) any lack of acceptance or notice of acceptance of this Guaranty; (e) any lack of presentment, demand, protest, or notice of demand, dishonor or nonpayment with respect to any Obligations; (f) an assertion or claim that the automatic stay or injunctive relief provided by 11 U.S.C. §§362 or 105 (arising upon the voluntary or involuntary bankruptcy proceeding of Live Ventures), or any other stay or injunctive relief provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, that may be or become applicable, may operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Spriggs to enforce any of its rights, whether now or hereafter acquired, that Spriggs may have against Guarantor; (g) any modifications of the Note by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; (h) any action, occurrence, event or matter consented to by Guarantor hereunder in writing; (i) the failure or delay of Spriggs, subject to the termination or expiration of Live Ventures’ Obligations under the Note, to assert any claim or demand or to enforce any right or remedy against Live Ventures, including a failure to assert any such claim or demand within the applicable statute of limitations; (j) any change in the corporate existence, structure or ownership of Live Ventures, Guarantor, or any other person now or hereafter liable with respect to the Obligations; (k) the addition, substitution, or release of any person now or hereafter liable with respect to the Obligations, to or from this Guaranty, the Note, or any related agreement or document; or (l) any insolvency, bankruptcy, reorganization, or other similar proceeding affecting Live Ventures or any other person now or hereafter liable with respect to the Obligations.  Guarantor waives any right to require that an action be brought against Live Ventures or any other person.  Guarantor hereby expressly waives and releases notice of acceptance of this Guaranty and notice of any change in Live Ventures’s financial condition, and/or any right or claim of right to cause a marshaling of Live Ventures’s assets or to cause Spriggs to proceed against Live Ventures at any time or in any particular order.

6.Subordination. Guarantor agrees that any claims that Guarantor may have against Live Ventures shall at all times be fully subordinate as to lien, time, and right of payment and in all other respects to the Obligations to be paid to Spriggs hereunder. Guarantor will not assert or exercise any right of Guarantor against Live Ventures to recover any amount in default by Live Ventures to Guarantor, including making any claim against Live Ventures by way of subrogation, reimbursement, contribution, exoneration, indemnity, or otherwise, whether arising by contract, operation of law, or under common law, and Guarantor shall not have and hereby expressly waives any right of recourse to any claim against Live Ventures or any assets or property of Live Ventures until the Obligations have been satisfied in full.  It is the intention of the parties hereto that Guarantor shall not be deemed to be a “creditor” (as defined in Section 101 of Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors (the “Bankruptcy Code”) of Live Ventures by reason of the existence of this Guaranty. If Live Ventures becomes a debtor in any proceeding under the Bankruptcy Code or any other debtor relief law, then in connection therewith Guarantor hereby waives any such right as a “creditor” under the Bankruptcy Code. Guarantor agrees that any liens, security interests, judgment liens, charges, or other encumbrances upon Live Ventures’ assets securing payment of any obligation to Guarantor shall be and remain inferior and subordinate to any liens, security interests, charges, or other encumbrances, now existing or hereafter arising, upon Live Ventures’ assets in favor of Spriggs.

7.

Preference. Guarnator agrees that, to the extent that Live Ventures makes a payment or payments to Spriggs or Spriggs receives any proceeds of collateral, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Live Ventures, its estate, trustee, receiver, or any other party, including, without limitation, any guarantor, under any Bankruptcy Law, state or federal law, common law, judgment, decree, or order of any court or administrative body having jurisdiction over Spriggs or any of its property, or equitable cause, or any settlement or compromise of any such repayment claim effected by Spriggs with the claimant (including Live Ventures), then to the extent of such payment or repayment, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction, and the Guarantor shall remain liable to Spriggs for the amount so repaid to the same extent as if such amount had never originally been received by Spriggs, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the Obligations.

8.

Representations. Guarantor represents and warrants that (a) it has all necessary power and authority to enter into this Guaranty and to perform its obligations hereunder; (b) the person executing this Guaranty has the power and authority to execute this Guaranty and bind Guarantor hereto; (c) the execution and delivery of this Guaranty has been duly and validly authorized by all action and constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except and to the extent as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and will not result in any violation of, or be in conflict with, any provision of law, or any order, judgment, agreement or restriction to which it is a party or may be bound; and (d) Guarantor is not insolvent and has the financial capacity to pay and perform its obligations under this Guaranty.

9.

Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the first business day following the date of dispatch if delivered utilizing a next-day service by a nationally recognized next-day courier, charges prepaid, or (c) on the earlier of confirmed receipt or the fifth business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a)If to Guarantor, to:

Isaac Capital Group, LLC 325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119 Attn: Jon Isaac

(b)If to Spriggs, to:

Spriggs Investments, LLC

[***]

[***]

Attention: Rodney Spriggs, Manager

E-mail: [***]

With a copy (which shall not serve as notice) to:

Conroy Baran

1316 Saint Louis Avenue, 2nd Floor

Kansas City, Missouri 64101

Attention: Kyle Conroy, Member

E-Mail: kconroy@conroybaran.com

10.

Governing Law; Venue. This Guaranty shall be governed by and construed in accordance with the laws of the State of Missouri (without reference to the conflicts of law provisions thereof). The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of any other provision hereof. Any legal action or proceeding arising out of or relating to this Guaranty or for recognition and enforcement of any judgment in respect hereof shall be brought and determined in the United States District Court for the Western District of Missouri, and each of Guarantor and Spriggs irrevocably submits to the exclusive jurisdiction of such courts with regard to any such action or proceeding and agrees not to commence any such action, suit or proceeding except in such courts.

11.	Amendments. This Guaranty may not be amended except by an instrument in writing signed by the parties hereto.
12.

Entirety. THIS GUARANTY EMBODIES THE FINAL AND ENTIRE AGREEMENT OF GUARANTOR AND SPRIGGS WITH RESPECT TO GUARANTOR'S GUARANTY OF THE OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF.

13.

Survival. This Guaranty may not be revoked or terminated and shall remain in full force and effect and binding on the Guarantor, its successors, and its permitted assigns, until the complete, irrevocable, and indefeasible payment and satisfaction in full of the Obligations.

14.

Successors and Assigns. Guarantor may not assign its rights, interests, or obligations hereunder to any person without the prior written consent of Spriggs. Any attempted assignment in violation of this section shall be null and void. This Guaranty shall inure to the benefit of Spriggs and its successors and assigns.

15.	Waiver. No failure on the part of Spriggs to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Spriggs of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to Spriggs  or allowed it by applicable law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Spriggs at any time or from time to time.

16.Counterparts. This Guaranty may be executed in counterparts, each of which shall be deemed an original, but all of which when taken together shall be deemed to be one and the same agreement. A signed copy of this Guaranty delivered by facsimile, e-mail, or other means of electronic transmission, shall be deemed to have the same legal effect as delivery of an original signed copy of this Guaranty.

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IN WITNESS WHEREOF, the parties hereto have executed this Guaranty effective as of the date first set forth above.

GUARANTOR:

ISAAC CAPITAL GROUP, LLC

By: _/s/ Jon Isaac___________________________________

       Jon Isaac, Sole Member and President and Chief Executive Officer

SPRIGGS:

SPRIGGS INVESTMENTS, LLC

By: _/s/ Rodney Spriggs_____________________________

       Rodney Spriggs, Manager

Signature Page to Guaranty